                                                                    EXHIBIT 99.6

CASE NAME:       DCM DELAWARE, INC.                                ACCRUAL BASIS

CASE NUMBER:     401-40787-BJH-11

JUDGE:           BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: FEBRUARY 28, 2002
                                       -----------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ WILFORD W. SIMPSON                                  TREASURER
---------------------------------------        ----------------------------
Original Signature of Responsible Party                   Title

WILFORD W. SIMPSON                                    MARCH 21, 2002
---------------------------------------        ----------------------------
Printed Name of Responsible Party                          Date


PREPARER:

/s/ DENNIS S. FAULKNER                            ACCOUNTANT FOR DEBTOR
---------------------------------------        ----------------------------
Original Signature of Preparer                            Title

DENNIS S. FAULKNER                                    MARCH 21, 2002
---------------------------------------        ----------------------------
Printed Name of Preparer                                   Date

CASE NAME:       DCM DELAWARE, INC.                           ACCRUAL BASIS - 1

CASE NUMBER:     401-40787-BJH-11

COMPARATIVE BALANCE SHEET

                                                                        SCHEDULED         MONTH              MONTH
ASSETS                                                                   AMOUNT           JAN-02             FEB-02          MONTH
------                                                                 ------------     ------------       ------------       -----
1.  Unrestricted Cash
2.  Restricted Cash
3.  Total Cash                                                                    0                0                  0
4.  Accounts Receivable (Net)
5.  Inventory
6.  Notes Receivable
7.  Prepaid Expenses
8.  Other (Attach List)
9.  Total Current Assets                                                          0                0                  0
10. Property, Plant & Equipment
11. Less: Accumulated Depreciation/Depletion
12. Net Property, Plant & Equipment                                               0                0                  0
13. Due From Insiders
14. Other Assets - Net of Amortization (Attach List)                              0                0                  0
15. Other (Attach List)                                                           0                0                  0
16. Total Assets                                                                  0                0                  0

POST PETITION LIABILITIES

17. Accounts Payable                                                                             393                393
18. Taxes Payable
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List)
23. Total Post Petition Liabilities                                                              393                393

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                                              75,885,064       13,509,318         13,590,741
25. Priority Debt
26. Unsecured Debt
27. Other (Attach List)                                                 128,928,814      128,930,100        128,930,100
28. Total Pre Petition Liabilities                                      204,813,878      142,439,418        142,520,841
29. Total Liabilities                                                   204,813,878      142,439,811        142,521,234

EQUITY

30. Pre Petition Owners' Equity                                                         (204,813,878)      (204,813,878)
31. Post Petition Cumulative Profit Or (Loss)                                                 (1,576)            (1,576)
32. Direct Charges To Equity (FOOTNOTE)                                                   62,375,643         62,294,220
33. Total Equity                                                                        (142,439,811)      (142,521,234)
34. Total Liabilities and Equity                                                                   0                  0

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ----     ---

CASE NAME:       DCM DELAWARE, INC.                            SUPPLEMENT TO

CASE NUMBER:     401-40787-BJH-11                             ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                      SCHEDULED          MONTH             MONTH
ASSETS                                                 AMOUNT           JAN-02             FEB-02          MONTH
------                                               -----------      -----------        -----------       -----
A.
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 8                                   0                0                  0

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF
AMORTIZATION -  LINE 14                                        0                0                  0

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 15                                  0                0                  0

POST PETITION LIABILITIES

A.
B.
C.
D.
E.
TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                                          0                  0

PRE PETITION LIABILITIES

A. Interco. Payables (FOOTNOTE)                          428,814          430,100            430,100
B. 10 3/8% Senior Sub. Notes                         105,000,000      105,000,000        105,000,000
C. Sr. Sub Exchangeable Notes                         23,500,000       23,500,000         23,500,000
D.
E.
TOTAL OTHER PRE PETITION
LIABILITIES -  LINE 27                               128,928,814      128,930,100        128,930,100

CASE NAME:       DCM DELAWARE, INC.                           ACCRUAL BASIS - 2

CASE NUMBER:     401-40787-BJH-11

INCOME STATEMENT
                                                       MONTH          MONTH                      QUARTER
REVENUES                                              JAN-02         FEB-02         MONTH         TOTAL
--------                                              ------         ------         -----        -------
1.  Gross Revenues                                                                                   0
2.  Less: Returns & Discounts                                                                        0
3.  Net Revenue                                          0              0                            0

COST OF GOODS SOLD

4.  Material                                                                                         0
5.  Direct Labor                                                                                     0
6.  Direct Overhead                                                                                  0
7.  Total Cost Of Goods Sold                             0              0                            0
8.  Gross Profit                                         0              0                            0

OPERATING EXPENSES

9.  Officer / Insider Compensation                                                                   0
10. Selling & Marketing                                                                              0
11. General & Administrative                                                                         0
12. Rent & Lease                                                                                     0
13. Other (Attach List)                                                                              0
14. Total Operating Expenses                             0              0                            0
15. Income Before Non-Operating
    Income & Expense                                     0              0                            0

OTHER INCOME & EXPENSES

16. Non-Operating Income (Att List)                                                                  0
17. Non-Operating Expense (Att List)                                                                 0
18. Interest Expense                                                                                 0
19. Depreciation / Depletion                                                                         0
20. Amortization                                                                                     0
21. Other (Attach List)                                                                              0
22. Net Other Income & Expenses                          0              0                            0

REORGANIZATION EXPENSES

23. Professional Fees                                                                                0
24. U.S. Trustee Fees                                                                                0
25. Other (Attach List)                                                                              0
26. Total Reorganization Expenses                        0              0                            0
27. Income Tax                                                                                       0
28. Net Profit (Loss)                                    0              0                            0

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       DCM DELAWARE, INC.                           ACCRUAL BASIS - 3

CASE NUMBER:     401-40787-BJH-11


CASH RECEIPTS AND                                      MONTH           MONTH                            QUARTER
DISBURSEMENTS                                         JAN-02           FEB-02           MONTH           TOTAL
-----------------                                     ------           ------           -----           -------
1.  Cash - Beginning Of Month                                                                              0

RECEIPTS FROM OPERATIONS

2.  Cash Sales                                                                                             0

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition                                                                                           0
4.  Post Petition                                                                                          0
5.  Total Operating Receipts                            0                0                                 0

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)                                                                         0
7.  Sale of Assets                                                                                         0
8.  Other (Attach List)                                                                                    0
9.  Total Non-Operating Receipts                        0                0                                 0
10. Total Receipts                                      0                0                                 0
11. Total Cash Available                                0                0                                 0

OPERATING DISBURSEMENTS

12. Net Payroll                                                                                            0
13. Payroll Taxes Paid                                                                                     0
14. Sales, Use & Other Taxes Paid                                                                          0
15. Secured / Rental / Leases                                                                              0
16. Utilities                                                                                              0
17. Insurance                                                                                              0
18. Inventory Purchases                                                                                    0
19. Vehicle Expenses                                                                                       0
20. Travel                                                                                                 0
21. Entertainment                                                                                          0
22. Repairs & Maintenance                                                                                  0
23. Supplies                                                                                               0
24. Advertising                                                                                            0
25. Other (Attach List)                                                                                    0
26. Total Operating Disbursements                       0                0                                 0

REORGANIZATION DISBURSEMENTS

27. Professional Fees                                                                                      0
28. U.S. Trustee Fees                                                                                      0
29. Other (Attach List)                                                                                    0
30. Total Reorganization Expenses                       0                0                                 0
31. Total Disbursements                                 0                0                                 0
32. Net Cash Flow                                       0                0                                 0
33. Cash - End of Month                                 0                0                                 0

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       DCM DELAWARE, INC.                           ACCRUAL BASIS - 4

CASE NUMBER:     401-40787-BJH-11


                                                    SCHEDULED        MONTH           MONTH
ACCOUNTS RECEIVABLE AGING                            AMOUNT          JAN-02          FEB-02               MONTH
-------------------------                           ---------        ------          ------               -----
1. 0 - 30
2. 31 - 60
3. 61 - 90
4. 91 +
5. Total Accounts Receivable                            0               0               0
6. (Amount Considered Uncollectible)
7. Accounts Receivable (Net)                            0               0               0

AGING OF POST PETITION                                      MONTH:  February-02
TAXES AND PAYABLES                                                -------------

                              0 - 30       31 - 60       61 - 90        91 +
TAXES PAYABLE                  DAYS         DAYS          DAYS          DAYS        TOTAL
-------------                 ------       -------       -------        -----       -----
1. Federal                                                                             0
2. State                                                                               0
3. Local                                                                               0
4. Other (Attach List)                                                                 0
5. Total Taxes Payable          0             0             0              0           0
6. Accounts Payable             0             0             0            393         393

STATUS OF POST PETITION TAXES                               MONTH:  February-02
                                                                  -------------

                                BEGINNING TAX     AMOUNT WITHHELD                       ENDING TAX
FEDERAL                          LIABILITY *      AND/OR ACCRUED      (AMOUNT PAID)     LIABILITY
-------                         -------------     ---------------     -------------     ---------
1.  Withholding **                                                                          0
2.  FICA - Employee **                                                                      0
3.  FICA - Employer **                                                                      0
4.  Unemployment                                                                            0
5.  Income                                                                                  0
6.  Other (Attach List)                                                                     0
7.  Total Federal Taxes             0                    0                  0               0

STATE AND LOCAL

8.  Withholding                                                                             0
9.  Sales                                                                                   0
10. Excise                                                                                  0
11. Unemployment                                                                            0
12. Real Property                                                                           0
13. Personal Property                                                                       0
14. Other (Attach List)                                                                     0
15. Total State And Local           0                    0                  0               0
16. Total Taxes                     0                    0                  0               0

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       DCM DELAWARE, INC.                           ACCRUAL BASIS - 5

CASE NUMBER:     401-40787-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                         MONTH:  February-02
                                                               ----------------

BANK RECONCILIATIONS                              Account # 1         Account # 2
--------------------                            ---------------       -----------
A.  BANK:                                                                               Other Accounts               TOTAL
B.  ACCOUNT NUMBER:                                                                      (Attach List)
C.  PURPOSE (TYPE):
1.  Balance Per Bank Statement                                                                                           0
2.  Add: Total Deposits Not Credited                                                                                     0
3.  Subtract: Outstanding                                                                                                0
Checks                                                                                                                   0
4.  Other Reconciling Items                                                                                              0
5.  Month End Balance Per Books                         0                    0                  0                        0
6.  Number of Last Check Written

INVESTMENT ACCOUNTS

                                           DATE               TYPE OF
BANK, ACCOUNT NAME & NUMBER             OF PURCHASE          INSTRUMENT          PURCHASE PRICE          CURRENT VALUE
---------------------------             -----------          ----------          --------------          -------------
7.

8.

9.

10. (Attach List)

11. Total Investments                                                                    0                        0

CASH
12. Currency On Hand                                                                                              0
13. Total Cash - End of Month                                                                                     0

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       DCM DELAWARE, INC.                           ACCRUAL BASIS - 6

CASE NUMBER:     401-40787-BJH-11

                                                            MONTH:  February-02
                                                                  -------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                       TYPE OF          AMOUNT        TOTAL PAID
              NAME                     PAYMENT           PAID           TO DATE
              ----                     -------          ------        ---------
1.
2.
3.
4.
5. (Attach List)
6. Total Payments To Insiders                              0              0

                                  PROFESSIONALS

                             DATE OF
                           COURT ORDER                                               TOTAL
                           AUTHORIZING      AMOUNT      AMOUNT     TOTAL PAID      INCURRED
         NAME                PAYMENT       APPROVED      PAID       TO DATE       & UNPAID *
         ----              -----------     --------     ------     ----------     ----------
1.
2.
3.
4.
5. (Attach List)
6. Total Payments To
   Professionals                               0           0            0              0

        * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                          SCHEDULED       AMOUNTS         TOTAL
                           MONTHLY         PAID           UNPAID
                           PAYMENTS       DURING           POST
   NAME OF CREDITOR          DUE           MONTH         PETITION
   ----------------       ---------       -------       ----------
1. Bank of America            0              0          13,590,741
2.
3.
4.
5. (Attach List)
6. TOTAL                      0              0          13,590,741

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       DCM DELAWARE, INC.                           ACCRUAL BASIS - 7

CASE NUMBER:     401-40787-BJH-11

                                                            MONTH:  February-02
                                                                  -------------

QUESTIONNAIRE

                                                                                                                YES           NO
                                                                                                                ---           --
1.  Have any Assets been sold or transferred outside the normal course of business this reporting period?                      X

2.  Have any funds been disbursed from any account other than a debtor in possession account?                                  X

3.  Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                                    X

4.  Have any payments been made on Pre Petition Liabilities this reporting period?                                             X

5.  Have any Post Petition Loans been received by the debtor from any party?                                                   X

6.  Are any Post Petition Payroll Taxes past due?                                                                              X

7.  Are any Post Petition State or Federal Income Taxes past due?                                                              X

8.  Are any Post Petition Real Estate Taxes past due?                                                                          X

9.  Are any other Post Petition Taxes past due?                                                                                X

10. Are any amounts owed to Post Petition creditors delinquent?                                                                X

11. Have any Pre Petition Taxes been paid during the reporting period?                                                         X

12. Are any wage payments past due?                                                                                            X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

INSURANCE

                                                                                                                YES           NO
                                                                                                                ---           --
1.  Are Worker's Compensation, General Liability and other necessary insurance coverages in effect?              X

2.  Are all premium payments paid current?                                                                       X

3.  Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

Debtor has no operations.


                              INSTALLMENT PAYMENTS

  TYPE OF POLICY           CARRIER           PERIOD COVERED       PAYMENT AMOUNT & FREQUENCY
  --------------           -------           --------------       --------------------------
General Liability       Liberty Mutual       9/1/00-9/1/02          Semi-Annual  $64,657

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       DCM DELAWARE, INC.                        FOOTNOTES SUPPLEMENT

CASE NUMBER:     401-40787-BJH-11                          ACCRUAL BASIS

                                                           MONTH:   February-02
                                                                 --------------

ACCRUAL
BASIS
FORM
NUMBER    LINE NUMBER      FOOTNOTE / EXPLANATION
-------   -----------      ----------------------
   1          24           The direct charges to equity are due to the secured
   1          32           debt reductions pursuant to sales of Kevco
                           Manufacturing, L.P.'s operating divisions, the sale
                           of the South Region of Kevco Distribution, as well as
                           direct cash payments. The secured debt owed to Bank
                           of America by Kevco, Inc. (Case No. 401-40783-BJH-11)
                           has been guaranteed by all of its co-debtors (See
                           Footnote 1,27A); therefore, the secured debt is
                           reflected as a liability on all of the Kevco
                           entities. The charge to equity is simply an
                           adjustment to the balance sheet.

   1          27A          Intercompany payables are to co-debtors Kevco
                           Management Co. (Case No. 401-40788-BJH-11), Kevco
                           Distribution, LP (Case No. 401-40789-BJH-11), Kevco
                           Manufacturing, LP (Case No. 401-40784-BJH-11), Kevco
                           Holding, Inc. (Case No. 401-40785-BJH-11), Kevco,
                           Inc. (Case No. 401-40783-BJH-11), Kevco GP, Inc.
                           (Case No. 401-40786-BJH-11), and Kevco Components,
                           Inc. (Case No. 401-40790-BJH-11).